SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 14, 2003

STERLING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20800	91-1572822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

111 North Wall Street, Spokane, Washington 99201

(Address of principal executive offices) (Zip Code)

(509) 458-3711

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events.

On April 14, 2003, Sterling Financial Corporation issued a press release announcing its wholly-owned subsidiary Sterling Capital Trust I has called for redemption its 9.50% Cumulative Capital Securities due June 30, 2027.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

                (c)           Exhibits

                                99.1         Press Release dated April 14, 2003.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

April 14, 2003	By:	/s/ William R. Basom
Date		William R. Basom
Vice President, Treasurer, and
Principal Accounting Officer